                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 20, 2001

                       THE ASHTON TECHNOLOGY, GROUP, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                7370                              22-6650372
(State or other jurisdiction of         (Primary Standard Industrial        (I.R.S. Employer Identification
 incorporation or organization)         Classification Code Number)                     Number)

                               1835 Market Street
                                   Suite 420
                        Philadelphia, Pennsylvania 19103
                    (Address of principal executive offices)

                                 (215) 789-3300
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)

Item 5.   Other Events

     On March 30, 2001, we filed a Preliminary Proxy Statement with the SEC on Form 14-A, requesting our stockholders to vote on (i) the authorization of a sufficient number of shares of our common stock to allow us to meet our obligations under a securities purchase agreement with RGC International Investors, LDC, pursuant to which we issued shares of our Series F Convertible Preferred Stock, and (ii) the authorization of an undetermined number of shares of our common stock under a securities purchase agreement with Jameson Drive, LLC, which provides for the sale by us of up to $25 million worth of our common stock over a two year period, as we request it. Under both proposals, the stockholders are being asked to authorize us to exceed the NASDAQ 20% Limitation Rule. This Rule requires a NASDAQ-listed issuer to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering for cash, involving the sale or issuance of common stock equal to 20% or more of the common stock or 20% or more of the voting power
outstanding before the issuance.   A date for the special meeting of
stockholders to vote on the proposals will be set when we file the Definitive Proxy Statement on Form 14-A

     On March 30, 2001, we filed a Registration Statement on Form S-3, covering the resale of up to 2,567,278 shares of our common stock, 1,333,333 which were issued to CALP II Limited Partnership in connection with a private placement of our common stock in February 2001. Proceeds from the private placement were to fund Ashton's investment in JAGfn Broadband LLC, and for general corporate purposes at Ashton Canada. An additional 733,945 of the shares being registered were issued to TK Holdings, Inc. to acquire 72,850 shares of the Series TK preferred stock of our subsidiary, UTTC in February 2001, and 500,000 of the shares being registered are issuable upon conversion of the Series K Warrants issued in December 1999.

     On April 5, 2001, we filed a Registration Statement on Form S-2, covering the resale of up to 6,202,110 shares of our common stock, 6,152,110 which we may issue to Jameson Drive, LLC upon our sale of common stock under a securities purchase agreement or upon Jameson's exercise of their related warrants, and the resale of up to 50,000 shares of our common stock issued to Adirondack Capital, LLC for its assistance in structuring the agreement with Jameson. The securities purchase agreement provides for the purchase by Jameson of up to $25 million worth of shares of our common stock over a two-year period, as we request it.

     Certain statements made by our senior management and certain information contained in our filings with the SEC on Forms 10-K and 10-Q constitute forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements to differ materially from the results, performance or achievements expressed or implied by such forward-looking statements. The information contained in the S-2, S-3 and proxy filings described above and in this Current Report on Form 8-K substantially updates the description of our business and the factors that could cause our actual results to differ materially from the results anticipated in our forward-looking statements.

                                  OUR COMPANY

     The Ashton Technology Group, Inc. was formed as a Delaware corporation in 1994. We are an eCommerce company that develops and operates electronic trading and intelligent matching systems for the global financial securities industry. Our focus is to develop and operate alternative trading systems, serving the needs of exchanges, institutional investors and broker-dealers in the U.S. and internationally. Our target customers are securities exchanges, institutions, money managers, broker-dealers, and other members of the professional investment community. Our goal is to enable these market participants to trade in an electronic global trading environment that provides large order size, absolute anonymity, no market impact and lower transaction fees.

     During August 1999, we launched our electronic volume-weighted average price trading system (eVWAP(TM)) for U.S. stocks listed on the New York Stock Exchange. We currently operate the eVWAP System as a facility of the Philadelphia Stock Exchange. We expect to commence operation of the eVWAP System for Canadian stocks, as a facility of the Toronto Stock Exchange, during 2001. The eVWAP System is our initial trading product. It is a fully automated system that permits market participants to trade eligible securities before the market opens at the volume-weighted average price for the day. Our eVWAP is the average price for a stock, weighted by the volume of shares of that stock traded "regular way" during the day on all U.S. securities exchanges as reported to the Consolidated Tape.

     We also plan to develop and introduce our iMATCH System(TM). The iMATCH System represents a global distribution network of independently licensed and operated intelligent matching systems incorporating a value-added front-end, routing services, and execution hosting capability. The execution capability includes the eVWAP System for NYSE-listed and NASDAQ stocks, market-on-close (eCLOSETM) for NYSE-listed and NASDAQ stocks, intra-day trading products (SemiContinuousMarket(TM)), international stocks beginning in Canada, a ticker plant with related data services, and an interactive central limit book with blind auction and online negotiation features.

     We are a parent company with five subsidiaries and joint ventures.

     . Universal Trading Technologies Corporation (UTTC), which has three subsidiaries of its own:
          -  Croix Securities, Inc.
          -  REB Securities, Inc., and
          -  NextExchange, Inc.
     .    ATG Trading, LLC
     .    Ashton Technology Canada, Inc.
     .    Kingsway-ATG Asia, Ltd. (KAA), and
     . Electronic Market Center, Inc. (eMC), which has two subsidiaries of its own.

     On March 28, 2001, our board of directors requested we develop a plan to merge UTTC into Ashton. We intend to merge UTTC into Ashton pursuant to the short form merger procedures under the Delaware General Corporation Law, thus "cashing" out the minority interest stockholders of UTTC. The merger is expected to focus our business on developing and operating electronic trading and intelligent matching systems. There can be no assurance that our merger with UTTC will achieve the intended business purpose.

     Effective September 15, 2000, we dissolved ATG International, Inc., which was then one of our wholly owned subsidiaries. Our international activities are now being conducted through Ashton Canada and KAA.

     Gomez, Inc. was previously one of our majority-owned subsidiaries. Due to a private placement by Gomez in December 1999, our equity interest in Gomez decreased to less than 50%. We then began accounting for our investment in Gomez under the equity method of accounting, rather than consolidating

Gomez's results of operations within our results. Our revenue for the fiscal year ended March 31, 2000 was $1.4 million, substantially all of which was generated by Gomez. We currently recognize no revenue from Gomez, and the carrying value of our Gomez equity investment is zero.

     Our principal executive offices are at 1835 Market Street, Suite 420, Philadelphia, Pennsylvania 19103. Our telephone number is (215) 789-3300. Our website is www.ashtontechgroup.com. Information on our website does not constitute part of this document.

Universal Trading Technologies Corporation

     UTTC and its subsidiaries market, deploy and operate the eVWAP System through secure public and private communications networks and the worldwide web. The eVWAP System enables institutional customers and financial intermediaries to transact efficiently and cost effectively in a global trading environment by providing:

     . a neutral environment - with exchange-standard surveillance and regulatory rules;
     . global accessibility - through the MCI/Worldcom network and the worldwide web;
     . seamless integration - into existing investment management systems, securities exchanges, alternate trading systems, electronic communication networks, and broker systems;
     . electronic connectivity - to post-trade clearing and settlement mechanisms; and
     . absolute trading anonymity and confidentiality - total data security through the use of encryption, electronic authentication, and firewalls.

     We are pursuing the introduction of an eVWAP for NASDAQ stocks and an eCLOSE product for both NYSE-listed and NASDAQ stocks. We are currently working with the Philadelphia Stock Exchange to introduce eVWAP on NASDAQ issues. On December 13, 2000, the Philadelphia Stock Exchange agreed to submit a proposal to the SEC to expand the securities available for eVWAP trading. The proposal is to include component issues of the NASDAQ 100 indices, as well as those additional securities that comprise the top 150 NASDAQ National Market securities by market capitalization subject to certain dollar volume criteria. We are also in discussions with other national and international exchanges for the introduction of the eCLOSE and other products. In addition, we are proceeding with the introduction of these products as a broker-sponsored system through Croix Securities, pursuant to the SEC's regulations on alternative trading systems. On March 30, 2001, we filed the appropriate regulatory documents with the NASD apprising them of our intent to operate CroixNet, an alternative trading system. We also filed "Form ATS Initial Operations Report" with the SEC on April 19, 2001.

     UTTC's subsidiaries include:

     Croix Securities, Inc. Croix was formed in February 1999 as a wholly owned subsidiary of UTTC to act as an introducing broker on behalf of institutions using our eVWAP System. Through Croix, we operate as an electronic securities broker, providing investors with access to our alternative trading systems. Croix intends to expand its operations to provide electronic agency broker services and analytical services, and to become an execution service utilizing our eVWAP System and other liquidity sources to assist our clients in the execution of their trades, including residual eVWAP orders.

     REB Securities, Inc. REB is a wholly owned broker-dealer subsidiary of UTTC that operates as the facilities manager for the eVWAP in NYSE-listed stocks through the Philadelphia Stock Exchange, and does not engage in any other broker-dealer activities.

     NextExchange Inc. We formed NextExchange in February 1999 as a wholly owned subsidiary of UTTC, to pursue opportunities available as a result of the SEC's support for non-mutualized, "for profit" securities exchanges. UTTC intends to leverage its technology platforms to create an all-electronic, screen-based registered business-to-business exchange that provides a highly liquid, efficient and fair securities market for trading equities, options and other securities. These "NextExchange" concepts reflect the creation of a fully electronic, global distribution network linking institutional pools of liquidity while assuring the best possible price with the lowest possible transaction costs. We have developed a prototype of a central limit order book and we are in the process of evaluating the market receptivity to the product. The prototype will be modified and enhanced for use with global equities. There can be no assurance that we will be able to finance, complete the development of, or to deploy our NextExchange concepts.

ATG Trading, LLC

     ATG Trading is a broker-dealer engaged in proprietary trading for the purpose of providing limited two-sided liquidity on a neutral basis for our clients utilizing the eVWAP System. ATG Trading also provides our management with real-time experience with volume weighted average price trading and risk management techniques. This experience enables our management to discuss alliances with third parties to provide additional liquidity for our clients.

Ashton Technology Canada, Inc.

     On December 20, 1999, we entered into an agreement to create Ashton Canada to develop, market and operate intelligent matching, online transaction systems and distribution systems for seamless use by U.S. and Canadian financial
intermediaries.   On June 8, 2000, Ashton Canada entered into an agreement with the Toronto Stock Exchange to market, deploy, and operate our proprietary eVWAP, as a facility of the Toronto Stock Exchange for Canadian securities. On January 12, 2001, the Ontario Securities Commission approved an amendment to the Rules and Policies of the Toronto Stock Exchange, allowing the implementation of eVWAP as a facility of the Toronto Stock Exchange and allowing Participating Organizations and eligible institutional clients access to the eVWAP facility.

Kingsway-ATG Asia, Ltd.

     On December 16, 1999, we finalized a joint venture agreement with Kingsway International to create KAA. Because we own less than 50% of the equity of KAA, we account for our investment in KAA under the equity method of accounting, as required by generally accepted accounting principles.

     We have been working with management of KAA to develop a plan for the deployment of our iMATCH System, including eVWAP, in the Hong Kong and Far East markets. The plan entails deployment of the iMATCH System technologies, products, and services to Hong Kong and the Far East, implementation of an anonymous securities clearing process in Hong Kong for eVWAP trades, cross-border settlement and clearing of eVWAP trades, and regulatory approval for the systems. We have held discussions with KAA and local regulators and exchange officials to implement the eVWAP as a facility of the Hong Kong Exchange and Clearing Limited.

Electronic Market Center, Inc.

     We formed eMC as a wholly owned subsidiary in June 1998 to develop, operate and market a global electronic distribution channel offering a full range of financial products and services. On April 18, 2000, eMC acquired 100% of the stock of E-Trustco.com Inc. E-Trustco is a business-to-business electronic trust services company. It was designed to provide an electronic professionally managed investment advisory program in the form of multi-manager wrap accounts to partners such as online brokers. E-Trustco's plan was to offer and outsource objective financial advisory services using an electronic delivery system through a trust company, which eMC applied to register as a Connecticut State-chartered trust company.

     eMC has been developing a private label and rebrandable global network for financial services and products geared primarily to the needs of small and midsize financial intermediaries. eMC intended to provide financial advisors and intermediaries with a solution for the electronic distribution of financial products and services to their clients. eMC's approach was to select distribution partners with existing brands and business models and to provide them a technology platform they could leverage to expand their existing client relationships and attract new clients.

     In April 2000, Ashton's board of directors agreed to invest the initial $3 million in eMC to commence development efforts. Recently, eMC completed its initial development phase, and we conducted a review of market conditions, eMC's strategy, and the resources and funding required to complete the development of eMC. Based upon this review, the lack of available external funding, and the overall market conditions which we believe will impact the demand for eMC's products and services, our board of directors determined not to provide any additional funding to eMC beyond the $5 million previously provided to eMC.

     After being unable to find other funding sources or consummate a sale of eMC to a third party, eMC's board of directors voted to begin the orderly wind down of its operations including laying off all of its employees, selling its assets, and negotiating the settlement of its outstanding liabilities. The application for the formation of the trust company was withdrawn. We cannot provide any assurance that the liquidation will be successful or that eMC will not be required to effect the assignment of its assets for the benefit of its creditors. eMC's has written off its $2 million investment in TeamVest and is in the process of liquidating its assets to satisfy its liabilities. eMC's results will be reflected as discontinued operations in our March 31, 2001 consolidated financial statements.

     Since our inception we have not realized an operating profit and have reported significant losses. All of the subsidiaries and joint ventures described above are in the development stage and subject to significant risks associated with development stage businesses. The eVWAP System generates all of our revenues.

                                 RISK FACTORS

     Investing in our common stock involves a high degree of risk. You should carefully consider the following risks before making an investment decision.
Any of the risks described below could materially adversely affect our business, operating results and financial condition. The risks described below may not be the only ones that we face. Additional risks that are not yet known to us or that we currently think are immaterial also could seriously impair our business, operating results and financial condition. The trading price of our stock could decline due to any of these risks, and you could lose all or part of your investment.

                         Risks Related to Our Company

We have a limited operating history

     We have never realized any operating profit and have reported significant losses. We were founded in 1994 as a development stage company with no operating history. Our only meaningful sources of revenue have been from a subsidiary, which we sold in November 1997, and Gomez, Inc., a former subsidiary. Due to a private placement by Gomez of its securities in December 1999, our equity interest in Gomez decreased to less than 50%. We then began accounting for our investment in Gomez under the equity method of accounting, rather than consolidating Gomez's results of operations within our results. Our revenue for the fiscal year ended March 31, 2000 was $1.4 million, substantially all of which was generated by Gomez. We currently recognize no revenue from Gomez and the current carrying value of our Gomez equity investment is zero.

We will need additional financing

     On February 9, 2001, we entered into a $25 million equity line financing arrangement with Jameson Drive LLC, which should provide sufficient working capital for the next four fiscal quarters. The financing arrangement is in the form of a securities purchase agreement providing for the purchase by Jameson of up to $25 million worth of shares of our common stock over a 24-month period. Under the terms of the securities purchase agreement, Jameson is obligated to buy our common stock whenever we deliver a notice, specifying the dollar amount of shares we intend to sell at any one time. The amount that Jameson is obligated to buy at any one time is not less than $100,000 and not more than 150% of the product of the weighted average daily price of our common stock and the weighted average trading volume calculated over the 20 days before the notice.

     We must satisfy certain conditions before Jameson is obligated to buy shares from us, two of which are (a) that the registration statement covering the shares be declared effective by the SEC and remain effective and (b) the weighted average daily trading volume of the common stock be at least $100,000 for the twenty trading days preceding both the date of the notice of sale and the closing date of the sale. There can be no guarantee that we will be able to meet these and other conditions, or that we will be able to draw down on any portion of the $25 million securities purchase agreement. If we are unable to draw on the securities purchase agreement, our cash, cash equivalents, and securities will not be sufficient to meet our anticipated cash needs unless we obtain alternative financing. There can be no assurance that such financing will be available to us.

     Alternative financing may take the form of equity offerings, spin-offs, joint ventures, or other collaborative relationships, which may require us to issue shares or share revenue. These financing strategies would likely impose operating restrictions on us or be dilutive to holders of our common stock, and may not be available on attractive terms or at all. If such financing is available, there is no assurance that it will be sufficient to meet our anticipated cash needs until we can generate enough cash from revenues to fund our operations.

Our access to capital is dependent on the outcome of a special stockholders meeting

     We are scheduling a special meeting of our stockholders during which our stockholders will consider and vote on two proposals. Under both proposals, the stockholders are being asked to authorize us to exceed the NASDAQ 20% Limitation Rule. This Rule requires a NASDAQ-listed issuer to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering for cash, involving the sale or issuance by us of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

     Approval of the first proposal would allow us to issue a number of shares of common stock sufficient to meet our obligations under a Series F securities
purchase agreement with RGC International Investors, LDC.   The Series F
securities purchase agreement provides for the issuance of our Series F convertible preferred stock and a related warrant to RGC International Investors, LDC. Should our stockholders fail to approve the first proposal, we would be unable to issue a sufficient number of shares of common stock to meet our obligations, thereby causing a redemption event under the Series F securities purchase agreement. The occurrence of a redemption event obligates us to redeem immediately all of the outstanding shares of Series F preferred stock by purchasing such shares at 105% of the stated value, plus a 9% premium from the date of issuance. A redemption event associated with the Series F preferred would result in the following events:

     (i) The Series F preferred will be classified as redeemable preferred stock instead of stockholders' equity which would impair our ability to meet the minimum listing requirements of the Nasdaq National Market, the principal exchange where our common stock is listed.
     (ii) We currently do not have sufficient cash, cash equivalents or securities to purchase the outstanding Series F shares in a redemption. The terms of our securities purchase agreement with Jameson do not allow us to use the proceeds of the sales to Jameson for redemption of any of our other equity securities, unless approval is obtained from Jameson. Our failure to redeem the Series F preferred within ten days of written notice from RGC would cause us to be in default under the Series F securities purchase agreement.
     (iii) An event of default under the Series F securities purchase agreement would cause us to be unable to draw on the $25 million securities purchase agreement with Jameson. If we are unable to draw on the securities purchase agreement, our cash, cash equivalents, and securities will not be sufficient to meet our anticipated cash needs unless we obtain alternative financing. There can be no assurance that such financing will be available to us.

     Approval of the second proposal would allow us to issue an as-yet-undetermined number of shares of common stock under the securities purchase agreement with Jameson Drive, LLC. Should our stockholders fail to approve the second proposal, we would be severely limited in the amount of money that we could raise under the securities purchase agreement. Such a restriction would substantially limit our access to capital at a time when we require it to fund our day-to-day operations and strategic business initiatives. If we are unable to draw on the securities purchase agreement, our cash, cash equivalents, and securities will not be sufficient to meet our anticipated cash needs over the next three months unless we obtain alternative financing. There can be no assurance that such financing will be available to us.

Our eVWAP System accounted for 100% of our revenues in the current fiscal year

     We derive all of our revenues from our eVWAP System and expect this to continue for the foreseeable future. Any factor adversely affecting the New York Stock Exchange or the Philadelphia Stock Exchange in general, or our eVWAP System in particular, is likely to have a material, adverse effect on our business, financial condition and operating results. Our future success will depend on continued growth in demand for our eVWAP System, as well as other trading systems in development, and our ability to respond to regulatory and technological changes and customer demands. If demand for our eVWAP System fails to grow at the rate we anticipate and we are unable to increase revenues in other areas of our business, then our business, financial condition and operating results will be materially and adversely affected.

Our business is highly volatile and our quarterly results may fluctuate significantly

     We have experienced an increase in our trading volume and volatility of such trading volume from session to session during the past year. These fluctuations may have a direct impact on our operating results and may cause significant fluctuations in our inter-day profitability. We cannot assure you that the volatility in our daily trading volume will not continue. Moreover, the continued volatility in the securities markets, particularly in technology-related securities, could result in significant proprietary trading losses. These losses could have a material adverse effect on our business, financial condition and operating results.

     Our operating results may fluctuate significantly in the future because of a number of other factors, including:

     .  our ability to manage proprietary trading-related risks;
     .  changes in the volume of order flow in our trading systems;
     .  volatility in the securities markets;
     .  our ability to manage personnel, overhead and other expenses;
     . changes in execution fees and clearance fees, which are fees we pay to our clearing brokers;
     .  the addition or loss of sales and trading professionals;
     .  regulatory changes and compliance issues;
     .  the amount and timing of capital expenditures;
     . costs associated with acquisitions; and . general economic conditions.

     If demand for our services declines and we are unable to adjust our cost structure on a timely basis, our business, financial condition and operating results may be materially adversely affected.

Our revenues may decrease due to declines in market volume, prices or liquidity

     Our revenues may decrease due to a decline in securities trading volumes, prices or liquidity. Declines in the volume of securities transactions and in market liquidity generally result in lower revenues from trading system activities. Lower securities prices also may result in reduced trading activity and reduce our revenues from electronic brokerage transactions. Any decline in securities trading volumes, price or market liquidity or any other of these factors could have a material adverse effect on our business, financial condition and operating results.

We may be unable to acquire new businesses and maintain existing strategic relationships that benefit our business

     We have acquired or invested in companies and strategic alliances and may seek to do so in the future. Acquisitions may entail numerous risks, including:

     . difficulties in assessing values for acquired businesses and technologies;
     . difficulties in the assimilation of acquired operations and products; . diversion of management's attention from other business concerns;
     .  assumption of unknown material liabilities of acquired companies;
     . amortization of acquired intangible assets, which could reduce future reported earnings;
     .  potential loss of customers or key employees of acquired companies;
     .  failure to achieve expected financial and operational objectives;
     . cultural and language barriers involving foreign partners; and . difficulties in controlling or influencing the activity of joint ventures.

     We may not be able to integrate successfully any operations, personnel, services or products of companies that we acquire in the future. In addition, we have established a number of strategic relationships with information providers, clearing firms, institutional investors and other firms. These relationships and others we may enter into in the future are and will be important to our business and growth prospects. We may not be able to maintain these relationships or develop new strategic alliances.

Future sales of our common stock could depress the market price of our common stock

     We currently have commitments to issue and register an undetermined number of additional shares of our common stock. We may also issue options, warrants or other derivative securities that are convertible into our common stock. The public sale of our common stock by a large number of small stockholders, stockholders that control large blocks of our common stock, and the conversion of our derivative securities and public sale of the common stock underlying these derivative securities could dilute our common stock and depress the market value of our common stock.

     On February 9, 2001, we entered into a securities purchase agreement with Jameson Drive, LLC for up to $25 million. The agreement gives us the right to require Jameson to purchase shares of our common stock, subject to certain conditions. The purchase price for the shares will be 90% of the defined market price of our common stock. We have also issued a common stock purchase warrant at a price determined at the time of each purchase of our common stock. We have filed a registration statement to register the resale of the common stock sold to Jameson and the common stock issuable upon exercise of the warrant. The future issuance of these additional shares below the then current market value of our common stock will result in dilution to our stockholders and may depress our stock price.

Future conversion of our preferred stock will result in dilution

     Our governing documents authorize the issuance of up to three million shares of preferred stock without stockholder approval, with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of our common stock. We have two classes of preferred stock outstanding, namely our Series B and Series F convertible preferred stock. The conversion of these classes of our preferred stock will result in substantial dilution to the percentage ownership of current stockholders. The conversion formula for the Series B convertible preferred stock is fixed. The conversion formula for the Series F convertible preferred stock is not fixed, and will fluctuate with the market price of our common stock.

     The shares of common stock underlying the Series F convertible preferred stock, as well as the shares of common stock underlying the related warrants, were registered by means of a registration statement dated September 15, 1999. We expect to register an undetermined number of additional shares of the common stock underlying the Series F convertible preferred to allow us to meet our entire obligation to the investor in our Series F convertible preferred stock.

We do not expect to pay common stock dividends

     We have never paid or declared any cash dividends upon our common stock, nor do we intend to. Our board of directors has discretion to pay cash dividends on our common stock and on our Series B preferred stock. While there are no contractual limitations on our ability to pay cash dividends on our common stock, based on our present financial status and contemplated future financial requirements, we do not anticipate declaring any cash dividends on the common stock. In determining whether to pay dividends, our board of directors considers many factors, including our earnings, capital requirements and financial condition. The effect of our election not to pay dividends will help ensure that all of our resources will be reinvested in the company. However, you will not receive payment of any dividends in the foreseeable future and the return on your investment may be lower than anticipated.

                        Risks Related to Our Management

We depend on key employees

     Our future success depends upon the continued service of certain of our executive officers and key technology personnel. If we lost the services of one or more of our key employees it could have a material adverse effect on our business. In particular, the services of Fredric W. Rittereiser, Fred S. Weingard, Arthur J. Bacci and William W. Uchimoto would be difficult to replace. We have entered into multi-year employment agreements with Messrs. Rittereiser, Weingard and Bacci, and have obtained "key-man" life insurance on each of these individuals. We further believe our future success will depend upon our ability to attract and retain additional highly skilled technical, managerial, sales and marketing personnel. Competition for such personnel in the information technology development industry is intense. If we are unable to attract and retain such personnel, it could have a material adverse effect on our business, operating results, and consolidated financial operations.

Our directors and officers may be able to exert control

     Because our certificate of incorporation provides no cumulative voting rights, our directors and officers, acting together, are in a position to exert significant influence on the election of the members of the Board of Directors of Ashton and each of its subsidiaries and on most corporate actions, as well as any actions requiring the approval of stockholders, such as mergers and acquisitions. Our directors and officers beneficially own approximately 1.8% of the outstanding shares of our common stock. In addition, directors and officers have been granted options to purchase our common stock. Should all the vested options be exercised and converted into common stock, the directors and officers would own 11.5% of the outstanding shares of common stock.

Sales or grants of stock to our employees and key individuals will reduce your ownership percentage

     We seek to attract and retain officers, directors, employees and other key individuals in part by offering them stock options and other rights to purchase shares of common stock. The exercise of options granted under our stock option plans will reduce the percentage ownership in Ashton of the-then existing stockholders. Currently, we have reserved 6,450,000 shares of our common stock for issuance pursuant to our 1998 Stock Option Plan, 2,550,000 shares of our common stock for issuance pursuant to our 1999 Stock Option Plan, and 3,000,000 shares of our common stock for issuance pursuant to our 2000 Incentive Plan. In the aggregate, we have already granted options to purchase 9,137,166, shares of common stock under all three stock option plans. Of the total options granted, options to purchase 8,227,627 shares remain unexercised. The exercise of these options, the grant of additional options, and the exercise thereof, may have a dilutive effect on our existing stockholders and may adversely affect the market price of our common stock.

                         Risks Related to Our Products

We will be dependent on the continued growth of the market for eVWAP

     The success of eVWAP is heavily dependent upon the acceptance of the product by broker-dealers, institutional investors and other market participants. Failure to obtain such acceptance could result in lower volumes and a lack of liquidity on eVWAP. Market and customer acceptance of eVWAP will depend upon, among other things, eVWAP's operational performance. In addition, our customers may discontinue use of eVWAP at any time. While we continue to solicit customers to use eVWAP, there can be no assurance that we will attract a sufficient number of customers to eVWAP.

     Our revenues will depend on the volume of securities traded on our systems. Variations in transaction volume could result in significant volatility in operating results. Other factors that are beyond our control, including national and international economic, political and market conditions, the availability of funding and capital, the level and volatility of interest rates, legislative and regulatory changes, inflation, and similar broad trends may affect securities trading volumes. As important, acceptance of our products by financial market participants is necessary to generate sufficient trading volumes. Any one or all of these factors could result in lower share volumes offered through eVWAP and could adversely impact our results of operations.

We depend significantly on our computer and communications systems

     Our trading system and proprietary trading activities depend on the integrity and performance of the computer and communications systems supporting them. Extraordinary trading volumes or other events could cause our computer systems to operate at an unacceptably low speed or even fail. Any significant degradation or failure of our computer systems or any other systems in the trading process could cause customers to suffer delays in trading. These delays could cause substantial losses for customers and could subject us to claims from customers for losses. We cannot assure you that our network protections will work.

     Any computer or communications system failure or decrease in computer systems performance that causes interruptions in our operations could have a material adverse effect on our business, financial condition and operating results. We currently do not provide our customers with backup trading systems or disaster recovery systems.

Our success will depend on the level of market acceptance of our services and products

     We receive a substantial portion of our order flow through electronic communications gateways, including a variety of computer-to-computer interfaces and the Internet. Our electronic brokerage services involve alternative forms of order execution. Accordingly, substantial marketing and sales efforts may be necessary to educate prospective customers about our electronic brokerage services and products. There can be no assurance that our marketing and sales efforts will be successful in educating and attracting new customers for our trading systems.

We may have difficulty managing our growth

     Our current trading, communications and information systems have been designed to perform within finite capacity parameters. We believe that our growth will require implementation of new and improved trading, communications and information systems. There can be no assurance that a significant increase in trading volumes or the introduction of new or multiple products will not result in systems failures or have a material adverse effect on our business, financial condition or operating results.

     Our business is characterized by rapid technological change, changing customer demands and evolving industry standards. Our future success depends, in part, on how we respond to these demands. These demands will require us to introduce new products and services, enhance existing products and services and adapt our technology in a timely fashion. There can be no assurance that we will be capable of introducing new products and services, enhancing products and services or adapting our technology.

Our compliance and risk management methods might not be fully effective

     The scope of procedures for assuring compliance with applicable rules and regulations has changed as the size and complexity of our business has increased. In response, we have implemented and continue to revise formal compliance procedures. Our future operating results will depend on our ability to continue:

     . to improve our systems for operations, financial control, and communication and information management;
     . to refine our compliance procedures and enhance our compliance oversight; and
     .  to recruit, train, manage and retain our employee base.

     There can be no assurance that our risk management and compliance procedures will detect and deter compliance systems failures. Nor can we assure you that we will be able to manage our systems, technology and regulatory compliance growth. Our inability to do so could have a material adverse effect on our business, financial condition and operating results.

We are subject to net capital requirements

     The SEC and the NASD have strict rules that require each of our broker-dealer subsidiaries to maintain sufficient net capital. If we fail to maintain the required net capital, the SEC or the NASD may suspend or revoke our broker-dealer licenses. Also, a change in the net capital rules, the imposition of new rules or any unusually large charge against our net capital could limit our operations. A significant operating loss or any unusually large charge against our net capital could adversely affect our ability to expand or even maintain our present levels of business, which could have a material adverse effect on our business, financial condition and operating results. Also, these net capital requirements limit our ability to transfer funds from our broker-dealer subsidiaries to ourselves. This means that we may be unable to repay our debts, fund our operations or repurchase our stock.

Our brokerage operations expose us to liability for errors in handling customer orders

     We provide execution services to each of our trading system customers and execute orders on behalf of each of our broker-dealer subsidiaries. In conjunction with our clearing agent partners, we provide clearing services, which include the confirmation, receipt, settlement and delivery functions, involved in securities transactions. Errors in performing clearing services or execution services, including clerical and other errors related to the handling of funds on behalf of customers and customer orders could lead to civil penalties imposed by applicable authorities as well as losses and liability in related lawsuits brought by customers and others.

We may be exposed to risks of software "bugs," errors and malfunctions

     Complex software such as ours often contains undetected errors, defects or imperfections. Despite rigorous testing, the software used in our products could still be subject to various risks associated with systems errors, malfunctions and employee errors. These bugs could result in service interruptions. In addition, because our products often work with software developed by others, including customers, bugs in others' software could damage the marketability and reputation of our products. Given the competitive environment for electronic equity trading execution, investors could elect to use our competitors' products on a temporary or permanent basis to complete their trades. Prolonged service interruptions resulting from natural disasters could also result in decreased trading volumes and the loss of customers.

Our networks may be vulnerable to security risks

     The secure transmission of confidential information over public networks is a critical element of our operations. We have not in the past experienced network security problems. However, our networks may be vulnerable to unauthorized access, computer viruses and other security problems. Persons who circumvent security measures could wrongfully use our confidential information or our customers' confidential information or cause interruptions or malfunctions in our operations. We may be required to expend significant additional resources to protect against the threat of security breaches or to alleviate problems caused by any breaches. We may not be able to implement security measures that will protect against all security risks.

We depend on our clearing agents

     Our trading and information systems are coordinated with the clearing and information systems of our clearing agents. They furnish us with the information necessary to run our business, including transaction summaries, data feeds for compliance and risk management, execution reports and trade confirmations. We rely on our clearing brokers to discharge their obligations to our customers and us on a timely basis. If they fail to do so, or experience systems failure, interruptions or capacity constraints, our business, financial condition and operating results may suffer.

Financial or other problems experienced by third parties could have an adverse effect on our business

   We are exposed to credit risk from third parties that owe us money, securities, or other obligations. These parties include our customers, trading counterparties, clearing agents, exchanges and other financial intermediaries. Any failure by these third parties to discharge adequately their obligations in a timely basis or any event adversely affecting these third parties could have a material adverse effect on our business, financial condition and operating results.

We face risks associated with our trading activities

   We are engaged in trading activities predominantly through ATG Trading acting as a principal. These activities involve the purchase, sale or short sale of securities for our own account. These activities are subject to a number of risks, including risks of price fluctuations and rapid changes in the liquidity of markets, all of which subjects our capital to significant risks.

We depend on third parties to provide accurate and timely financial information, analyses, quotes and other data

     We receive consolidated New York Stock Exchange trading information, including real-time quotes, last sale reporting, volume and price information and error reports from a number of third parties, including the New York Stock Exchange, the Consolidated Tape Association and the Securities Industry Automation Corporation. We then calculate the volume weighted average price information for the listed securities traded on our system and distribute this information to our customers, primarily through our Web site. We also use this information for pricing matched orders executed on our system. We depend upon these information suppliers to accurately provide and format this data, in many cases on a real-time basis. If these suppliers fail to supply accurate or timely information, our customers may develop an adverse perception of our trading systems and cease doing business with us. We may also be subject to claims for negligence or other theories based on the nature and content of information we provide our customers. Any liability arising from third party supplied data could have a material adverse effect on our business, financial condition and operating results.

We may be exposed to risks of intellectual property infringement

     We regard our products and the research and development that went into developing them as our property. Unauthorized third parties could copy or reverse engineer certain portions of our products or obtain or use information that we regard as proprietary. Nondisclosure and other contractual arrangements used to protect our proprietary rights could be breached and we may not have adequate remedies for any breach. We cannot be sure the actions we have undertaken or are contemplating will deter misappropriation of proprietary information or enable us to detect unauthorized use of proprietary information. If faced with these situations we may not be able to afford the high cost required to enforce intellectual property rights or we may not have adequate remedies for any breach.

     In addition, our trade secrets could become known to or be independently developed by our competitors. While our competitive position may be adversely affected by the unauthorized use of our proprietary information, we believe the ability to protect fully our intellectual property is less significant to our success than other factors, such as the knowledge, ability and experience of our employees and our ongoing product development and customer support activities.

     We rely primarily on a combination of patent trademark and trade secret protection, employee and third party confidentiality and non-disclosure agreements, license agreements, and other intellectual property protection methods to protect these property rights. However, none of our patent applications have yet been granted nor have we filed for copyright protection relating to current product lines.

     Although we believe our services and products do not infringe on the intellectual property rights of others, there can be no assurance that third parties will not assert infringement claims against us in the future. Any such assertions by third parties could result in costly litigation, in which we may not prevail. Also, in such event, we may be unable to license any patents or other intellectual property rights from third parties on commercially reasonable terms, if at all. Litigation, regardless of its outcome, could also result in substantial cost and diversion of our resources. Any infringement claims or other litigation against us could materially impact our business, operating results, and consolidated financial condition.

                         Risks Related to Our Industry

We are subject to risks associated with the securities industry generally

     The securities industry has undergone several fundamental changes. Some of these changes have increased the volume of equity securities traded in the U.S. equity markets, and have decreased the difference between bid and ask, or buy and sell, prices.

     We derive most of our revenue from trading in existing equity securities, currently limited to the largest 300 issues listed on the New York Stock Exchange. Any reduction in revenues resulting from a decline in the secondary market trading volume for these equity securities could have a material adverse effect on our business, financial condition and operating results. Additionally, a decline in cash flows into the U.S. equity markets or a slowdown in equity trading activity by broker-dealers and other institutional investors may have an adverse effect on the securities markets generally and could result in lower revenues from our trading system activities.

     The securities business is also subject to various other risks, including customer default, employees' misconduct, errors and omissions by traders and order takers, and litigation. These risks are often difficult to detect beforehand or to deter. Losses associated with these risks could have a material adverse effect on our business, financial condition and operating results.

We are subject to extensive government regulation

     The securities industry is subject to extensive regulation under both federal and state laws. In addition, the SEC, the NASD, other self-regulatory organizations and state securities commissions require strict compliance with their rules and regulations. These regulatory bodies safeguard the integrity of the securities markets and protect the interests of participants in those markets. As a broker-dealer, we are subject to regulation concerning certain aspects of our business, including:

     .  trading practices;
     .  capital structure;
     .  record retention;
     .  net capital requirements; and
     .  the conduct of our directors, officers and employees.

     Broker-dealers, including Croix Securities, REB Securities and ATG Trading, are required to notify the SEC prior to repaying subordinated borrowings, paying dividends and making loans to their parents, affiliates or employees, or otherwise entering into transactions which, if executed, would result in a reduction of 30.0% or more of their excess net capital.

     Failure to comply with any of these laws, rules or regulations could result in adverse consequences. An adverse ruling against us and/or our officers and other employees could result in us and/or our officers and other employees being required to pay a substantial fine or settlement and could result in suspension or expulsion. This could have a material adverse effect on our business, financial condition and operating results.

     The regulatory environment in which we operate is subject to change. New or revised legislation or regulations imposed by the SEC, other United States or foreign governmental regulatory authorities, self-regulatory organizations or the NASD could have a material adverse effect on our business, financial condition and operating results. Changes in the interpretation or enforcement of existing laws and rules by these governmental authorities, self-regulatory organizations and the NASD could also have a material adverse effect on our business, financial condition and operating results.

     Additional regulation, changes in existing laws and rules, or changes in interpretations or enforcement of existing laws and rules often directly affect securities firms. We cannot predict what effect any such changes might have. Our business, financial condition and operating results may be materially affected by both regulations that are directly applicable to us and regulations of general application. Our levels of trading system activity and proprietary trading can be affected not only by such legislation or regulations of general applicability, but also by industry-specific legislation or regulations.

Our industry is highly competitive

     With the SEC's approval of new regulations governing alternative trading systems, there are now lower barriers to entering the securities trading markets by alternative trading systems. The regulatory and operating environment for these entities has been undergoing significant changes. We could face increased competition if traditional securities exchanges take steps to retain transaction volume or to compete with eVWAP by establishing similar trading systems. We could also face intense competition from other alternative trading systems that take advantage of the new SEC regulations.

     Many of our competitors have substantially greater financial, research, development and other resources than we do and many of their products have substantial operating histories. While we believe our products will offer certain competitive advantages, our ability to maintain these advantages will require continued investment in the development of additional marketing activities and customer support services. We may be unable to marshal sufficient resources to continue to make this investment while our competitors may continue to devote significantly more resources to competing services.

     Our products compete with other electronic trading systems, including Instinet Corporation's crossing network, Investment Technology Group Inc.'s POSIT system, Bloomberg L.P.'s Bloomberg Professional and Bloomberg Tradebook, as well as other companies that develop proprietary electronic trading systems. We believe that the key competitive criteria include quality of trade execution, pricing, and reliability of trade processing and settlement operations.
Although we feel eVWAP will offer improved trading performance, trading flexibility and commercial benefits, there is no assurance that eVWAP will be accepted by an extended customer base. Nor can we be sure that our products will address adequately the competitive criteria. We also compete with various national, regional and foreign securities exchanges for trade execution services.

The downturn in the NASDAQ Stock Market and other equity markets may affect our stock price and our prospects

     During the past twelve months, the NASDAQ Stock Market has lost approximately 63.7% of its value. The Dow Jones Industrial Average has lost 13.6% of its value during this period. The NASDAQ correction has severely impacted our stock price. There can be no assurance that the NASDAQ Stock Market will recover to its former levels or that our stock will return to or surpass its historical high price. Moreover, as our stock price is depressed, equity-based financing opportunities will become less available on terms that we believe are reasonable, if at all. Equity-based financing at a depressed stock price will increase the degree to which your investment will be diluted upon the completion of any such financing.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Some of the statements in this filing constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended,
Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: our dependence on arrangements with self-regulatory organizations; dependence on proprietary technology; the intended merger with our subsidiary, Universal Trading Technologies Corporation; our ability to successfully operate and obtain sustained liquidity in our volume-weighted average price and other trading systems; our ability to develop the iMATCH System; changes in foreign markets, namely, Canada and Hong Kong; technological changes and costs of technology; industry trends; competition; ability to develop markets; changes in business strategy or development plans; availability, terms and deployment of capital; availability of qualified personnel; changes in government regulation; general economic and business conditions; and other factors referred to in this Form 8-K.

     In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" or "continue" or other forms of or the negative of those terms or other comparable terms.

     Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. We do not have a duty to update any of the forward-looking statements after the date of this filing.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on April 20, 2001.

                              THE ASHTON TECHNOLOGY GROUP, INC.


                              By:  /s/ Arthur J. Bacci

                              ______________________________________

                              Arthur J. Bacci
                              President